[GRAPHIC OMITTED]                                     BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                       ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO             383 Madison Avenue
FRANKFURT o GENEVA o HONG KONG                            New York, N.Y. 10179
LONDON o PARIS o TOKYO                    (212) 272-2000;  (212) 272-7294   fax

--------------------------------------------------------------------------------

                       NEW ISSUE COMPUTATIONAL MATERIALS


                           $275,000,000 (APPROXIMATE)
                            HOME LOAN-BACKED NOTES,
                                SERIES 2004-HI2


                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                                   Depositor

                            HOME LOAN TRUST 2004-HI2
                                     Issuer

                        RESIDENTIAL FUNDING CORPORATION
                           Seller and Master Servicer




                                 JUNE 14, 2004



-------------------------------------------------------------------------------
                             BEAR STEARNS  [OBJECT OMITTED]

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering
Documents and any subsequent information regarding the collateral or the securities. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
HOME LOAN TRUST 2004-HI2
Computational Materials: Preliminary Term Sheet


                           $275,000,000 (APPROXIMATE)

ISSUER: Home Loan Trust 2004-HI2.

DEPOSITOR: Residential Funding Mortgage Securities II, Inc.

CREDIT ENHANCER: Financial Guaranty Insurance Company ("FGIC").

SELLER: Residential Funding Corporation.

UNDERWRITERS: Lead Manager: Bear, Stearns & Co. Inc.

     Co-Manager: Residential Funding Securities Corporation.

MASTER SERVICER:  Residential  Funding  Corporation  (the  "Master  Servicer" or
     "RFC").

INITIAL SUBSERVICER: HomeComings Financial Network, Inc. ("HomeComings"), an affiliate of the Depositor.

INDENTURE TRUSTEE: JPMorgan Chase Bank.

OWNER TRUSTEE: Wilmington Trust Company.

THE NOTES: Home Loan Trust 2004-HI2 will issue 5 classes of Home Loan-Backed Notes, namely: the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Notes (collectively, the "Class A Notes").


CHARACTERISTICS OF THE NOTES (A), (B), (C), (D)
----------------- ------------ ---------- ------- --------- --------- ----------- --------------
                                          AVG
                                      LIFE
                   ORIGINAL               TO      PRINCIPAL PRINCIPAL FINAL SCH.
     NOTES           NOTE                  CALL   LOCKOUT    WINDOW    MATURITY      RATINGS
                    BALANCE     COUPON    (YEARS) (MONTHS)  (MONTHS)     DATE     (MOODY'S/S&P)
----------------- ------------ ---------- ------- --------- --------- ----------- --------------

Class A-1                      Floating              0                              Aaa / AAA
                  $86,912,000     (e)      0.90                 21    2/25/2013
Class A-2         $19,340,000    Fixed     2.00      20         7     4/25/2014     Aaa / AAA
Class A-3         $55,221,000    Fixed     3.00      26         21    11/25/2016    Aaa / AAA
Class A-4         $48,866,000    Fixed     5.00      46         30    9/25/2018     Aaa / AAA
Class A-5                      Fixed                 75               6/25/2034     Aaa / AAA
                  $64,661,000     (f)      8.74                 46
----------------- ------------ ---------- ------- --------- --------- ----------- --------------

NOTES:

(A) 100% Prepayment Assumption: 2.0% CPR in month 1 of the Home Loans, and an additional approximately 1.071429% per annum in each month thereafter until month 15. On and after month 15, 17.0% CPR.

(B)  Transaction priced to a 10% clean-up call.

(C)  The principal balance of each Class of Notes is subject to a 5% variance.

(D) 100% P&I guaranty by FGIC (See section entitled "Credit Enhancement" herein).

(E) The lesser of (a) One-Month LIBOR + 0.__% per annum and (b) 8.00% per annum.

(F) If the 10% clean-up call is not exercised, the Note Rate applicable to the Class A-5 Notes will increase by 0.50% per annum on the second Payment Date after the first possible Call Date.

THE ASSETS OF THE TRUST: The assets of the Trust will include a group of conventional, closed-end, primarily second-lien, fixed-rate home loans (the "Home Loans"), the proceeds of which will be used primarily for debt consolidation. The Home Loans will be secured by mortgages, deeds of trust or other similar security instruments. A substantial majority of the Home Loans will have a combined loan-to-value ratio in excess of 100%. As of the Statistical Cut-off Date, the aggregate principal balance of the Home Loans will be approximately $230,965,807. As of the Closing Date, the aggregate principal balance of the Home Loans will be approximately $275,000,000.

     As of the Statistical Cut-off Date, approximately [0.24]% of the Home Loans, were subject to the Home Ownership and Equity Protection Act (the "Home Ownership Act") and were originated on or before April 25, 2002.

STATISTICAL CUT-OFF DATE: As of June 1, 2004.

CUT-OFF DATE: As of June 1, 2004.

CLOSING DATE: On or about June 29, 2004.

PAYMENT DATE: The 25th of each month (or the next business day), commencing on July 26, 2004.

DELAYDAYS: The Class A Notes, other than the Class A-1 Notes, will have a payment delay of 24 days. With respect to the Class A-1 Notes, 0 days.

NOTE RATE: Interest will accrue on all of the Class A Notes, other than the Class A-1 Notes, at a fixed rate during the month prior to the month of the related Payment Date on a 30/360-day basis.

     The coupon on the Class A-1 Notes will be equal to the lesser of (a) One-Month LIBOR + 0.__% per annum and (b) 8.00% per annum, payable monthly.

     With respect to any Payment Date, the Class A-1 Notes will be entitled to interest accrued from and including the preceding Payment Date (or from and including the Closing Date in the case of the first Payment Date) to and including the day prior to the then current Payment Date (the "Class A-1 Accrual Period") at the Class A-1 Note Rate on the aggregate principal balance of the Class A-1 Notes on an actual/360-day basis.

     The Note Rate applicable to the Class A-5 Notes will increase by 0.50% per annum on the second Payment Date after the first possible Call Date.

PRIORITY OF PAYMENTS: On each Payment Date, principal and interest collections will be allocated from the payment account in the following order of priority:

                                    INTEREST

(1) To pay accrued and unpaid interest on the Class A Notes, pro rata; and (2) To pay the Credit Enhancer the premium for the Policy;

                                    PRINCIPAL
(1) To pay as principal on the Class A Notes, an amount equal to the principal collection distribution amount for such Payment Date, allocated as described below;

                                    NET MONTHLY EXCESS CASH FLOW
(1) To pay as principal to the Class A Notes, an amount necessary to cover the Liquidation Loss Distribution Amounts on the related
                                   Home Loans;
(2) To pay the Credit Enhancer any previously unpaid premiums for the Policy, with interest;
(3) To pay the Credit Enhancer reimbursements for certain prior draws made on the Policy; with interest;
(4) To pay as principal on the Class A Notes, the amount necessary to cause the overcollateralization amount to equal the Required Overcollateralization
                                        Amount;
(5) To pay the Credit Enhancer any other amounts owed under the insurance agreement; and (6) To pay the holders of the private securities created with respect to this transaction, any remaining Excess Cash Flow.

PRINCIPAL DISTRIBUTIONS FOR THE NOTES: Any payments of principal allocable to the Class A Notes shall be paid to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5 Notes, in that order, in each case until the outstanding note balances of each of these notes has been reduced to zero.

CREDIT ENHANCEMENT: Credit enhancement with respect to the Notes will be provided by (1) Excess Spread, (2) Overcollateralization and (3) FGIC Insurance Policy.

     EXCESS SPREAD: Because the mortgagors are expected to pay more interest on the Home Loans than is necessary to pay interest on the Notes, along with fees and expenses of the trust each month, there may be excess interest. On each Payment Date, this excess interest may be used to protect the Notes against losses by making an additional payment of principal up to the amount of the losses.

     OVERCOLLATERALIZATION: Excess spread will be applied, to the extent not needed to cover current period losses, to make accelerated payments of principal to the securities then entitled to receive payments of principal, until the aggregate pool balance exceeds the sum of the aggregate note balance of the Class A Notes by a specified amount. This excess represents overcollateralization. Prior to the Stepdown Date, the "Required
     Overcollateralization Amount" will be equal to [6.00]% of the aggregate Cut-off Date pool balance. On or after the Stepdown Date, the Required Overcollateralization Amount will be permitted, subject to certain performance triggers being satisfied, to decrease to [12.00]% of aggregate pool balance of the Home Loans, subject to a floor of 0.50% of the aggregate Cut-off Date pool balance.

     FGIC INSURANCE POLICY: FGIC will unconditionally and irrevocably guarantee:
     (a) interest on the Notes at the note rate, (b) the amount of any losses not covered by excess spread or overcollateralization, and (c) the payment of principal on the Notes by no later than the June 2034 Payment Date. The Insurance Policy is not revocable for any reason.


STEPDOWN DATE:  The Stepdown Date is the Payment Date occurring on the later of:
     (1) the Payment Date in January 2007 (i.e., on the 31st Payment Date);  and
     (2) the first Payment Date on which the aggregate pool balance is less than 50% of the aggregate Cut-off Date pool balance.

MASTER SERVICING FEE: 0.08% per annum, payable monthly. The fees of the Trustees will be paid from the Master Servicing Fee.

SUBSERVICING FEE: 0.50% per annum, payable monthly.

ADVANCING: There is no required advancing of delinquent scheduled monthly payments of principal or interest on the Home Loans by the Master Servicer, the Subservicer, the Trustees or any other entity.

LIQUIDATION LOSS AMOUNT: With respect to any Payment Date and any Home Loan that became a Liquidated Home Loan during the related collection period, the unrecovered portion of the principal balance of that Home Loan at the end of such collection period, after giving effect to the net liquidation proceeds applied to reduce the principal balance of that Home Loan. In addition, as to any Home Loan for which the principal balance has been reduced in connection with bankruptcy proceedings, the amount of the reduction will be treated as a Liquidation Loss Amount.

LIQUIDATED HOME LOAN: With respect to any Payment Date, any Home Loan which the master servicer has determined, based on the servicing procedures specified in the servicing agreement, as of the end of the preceding collection period, that all liquidation proceeds which it expects to recover in connection with the disposition of the related mortgage property have been recovered. In addition, the master servicer will treat any Home Loan that is 180 days or more delinquent as having been finally liquidated.

OPTIONAL REDEMPTION: The Master Servicer may, at its option, effect an early redemption or termination of the Notes on the first Payment Date on which the aggregate pool balance declines to less than 10% of the aggregate Cut-off Date pool balance (the "Call Date").

FORM OF REGISTRATION: Book-Entry form, same day funds through DTC, Clearstream and Euroclear.

TAX STATUS: For federal income tax purposes, the Notes will be characterized as indebtedness of the Issuer.

ERISAELIGIBILITY: The Notes may be eligible for purchase by employee benefit plans and other plans and arrangements that are subject to ERISA or Section 4975 of the Code, subject to certain considerations.

SMMEATREATMENT: The Notes will not constitute "mortgage related securities" for purposes of SMMEA.



                             PREPAYMENT SENSITIVITY

CLASS A-1 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  3.58      1.34      1.06       0.90      0.79       0.72
MODIFIED DURATION                     3.44      1.31      1.04       0.89      0.78       0.71
FIRST PRINCIPAL PAYMENT            7/25/04   7/25/04   7/25/04    7/25/04   7/25/04    7/25/04
LAST PRINCIPAL PAYMENT             1/25/12   5/25/07   8/25/06    3/25/06  12/25/05   10/25/05
PRINCIPAL LOCKOUT (MONTHS)               0         0         0          0         0          0
PRINCIPAL WINDOW (MONTHS)               91        35        26         21        18         16
ILLUSTRATIVE YIELD @ PAR (30/360)    1.31%     1.31%     1.31%      1.31%     1.31%      1.31%
-------------------------------------------------------------------------------------------------

CLASS A-2 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                  8.21      3.28      2.47       2.00      1.69       1.47
MODIFIED DURATION                     7.00      3.04      2.33       1.90      1.61       1.41
FIRST PRINCIPAL PAYMENT            1/25/12   5/25/07   8/25/06    3/25/06  12/25/05   10/25/05
LAST PRINCIPAL PAYMENT             4/25/13   2/25/08   3/25/07    9/25/06   5/25/06    2/25/06
PRINCIPAL LOCKOUT (MONTHS)              90        34        25         20        17         15
PRINCIPAL WINDOW (MONTHS)               16        10         8          7         6          5
ILLUSTRATIVE YIELD @ PAR (30/360)    3.58%     3.54%     3.51%      3.49%     3.47%      3.45%
-------------------------------------------------------------------------------------------------

CLASS A-3 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 10.38      4.97      3.75       3.00      2.50       2.15
MODIFIED DURATION                     8.28      4.40      3.40       2.77      2.33       2.02
FIRST PRINCIPAL PAYMENT            4/25/13   2/25/08   3/25/07    9/25/06   5/25/06    2/25/06
LAST PRINCIPAL PAYMENT             4/25/16  11/25/10   4/25/09    5/25/08   9/25/07    3/25/07
PRINCIPAL LOCKOUT (MONTHS)             105        43        32         26        22         19
PRINCIPAL WINDOW (MONTHS)               37        34        26         21        17         14
ILLUSTRATIVE YIELD @ PAR (30/360)    4.12%     4.09%     4.07%      4.06%     4.04%      4.02%
-------------------------------------------------------------------------------------------------

CLASS A-4 (TO CALL / TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 12.90      8.02      6.23       5.00      4.15       3.53
MODIFIED DURATION                     9.20      6.40      5.19       4.30      3.64       3.15
FIRST PRINCIPAL PAYMENT            4/25/16  11/25/10   4/25/09    5/25/08   9/25/07    3/25/07
LAST PRINCIPAL PAYMENT             6/25/18   4/25/14   4/25/12   10/25/10   9/25/09   12/25/08
PRINCIPAL LOCKOUT (MONTHS)             141        76        57         46        38         32
PRINCIPAL WINDOW (MONTHS)               27        42        37         30        25         22
ILLUSTRATIVE YIELD @ PAR (30/360)    5.19%     5.17%     5.16%      5.15%     5.13%      5.12%
-------------------------------------------------------------------------------------------------





                         PREPAYMENT SENSITIVITY (CONT'D)


CLASS A-5 (TO CALL)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 17.78     12.27     10.43       8.74      7.34       6.28
MODIFIED DURATION                    10.58      8.43      7.51       6.58      5.75       5.07
FIRST PRINCIPAL PAYMENT            6/25/18   4/25/14   4/25/12   10/25/10   9/25/09   12/25/08
LAST PRINCIPAL PAYMENT             7/25/24  12/25/17   4/25/16    7/25/14  12/25/12   10/25/11
PRINCIPAL LOCKOUT (MONTHS)             167       117        93         75        62         53
PRINCIPAL WINDOW (MONTHS)               74        45        49         46        40         35
ILLUSTRATIVE YIELD @ PAR (30/360)    6.07%     6.06%     6.05%      6.05%     6.04%      6.03%
-------------------------------------------------------------------------------------------------


CLASS A-5 (TO MATURITY)
-------------------------------------------------------------------------------------------------
% OF PREPAYMENT ASSUMPTION              0%       50%       75%       100%      125%       150%
RAMP TO                              0.00%     8.50%    12.75%     17.00%    21.25%     25.50%
-------------------------------------------------------------------------------------------------
AVERAGE LIFE (YEARS)                 18.76     13.41     11.34       9.63      8.24       7.12
MODIFIED DURATION                    10.84      8.85      7.90       7.01      6.23       5.55
FIRST PRINCIPAL PAYMENT            6/25/18   4/25/14   4/25/12   10/25/10   9/25/09   12/25/08
LAST PRINCIPAL PAYMENT             2/25/29  10/25/27   7/25/25   11/25/22   3/25/20    6/25/18
PRINCIPAL LOCKOUT (MONTHS)             167       117        93         75        62         53
PRINCIPAL WINDOW (MONTHS)              129       163       160        146       127        115
ILLUSTRATIVE YIELD @ PAR (30/360)    6.08%     6.08%     6.08%      6.08%     6.08%      6.08%
-------------------------------------------------------------------------------------------------


     THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                                          SUMMARY          MINIMUM       MAXIMUM
                                       STATISTICS
------------------------------------------------------------------------------
  Number of Loans:                               5,527
  Current Principal Balance:              $230,965,807      $9,995      $100,000
  Average Current Principal Balance:           $41,789
  Original Principal Balance:             $232,878,193     $10,000      $100,000
  Average Original Principal Balance:          $42,135
  Weighted Average Gross Loan Rate:             11.46%       4.00%        14.90%
  Weighted Average Original Term:                  209          60           300
  Weighted Average Remaining Term:                 206          55           300
  Weighted Average Combined LTV:               117.02%      13.00%       126.00%
  Weighted Average Credit Score:                   694         631           805
  Weighted Average Borrower DTI:                39.43%       1.00%        51.00%
  Balloon Loans (% of Total):                    0.55%
  Weighted Average Jr. Mortgage                 26.60%
  Ratio:
  Lien Position (1st/2nd):              0.08% / 99.92%
  Geographic Distribution:
  (states w/ > 5% concentration)
                                                  Ohio       7.32%
                                          Pennsylvania       6.76%
                                               Florida       6.04%
                                               Indiana       5.40%



     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                   CREDIT SCORES AS OF THE DATE OF ORIGINATION


----------------------------------------------------------------------------------------------------
                                                 PERCENTAGE
                                                 OF HOME
                                                 LOANS BY
                                                 CUT-OFF                                   W.A.
  RANGE OF CREDIT        NUMBER   CUT-OFF        DATE               AVERAGE               RESIDUAL
  SCORES AS OF THE       OF HOME  DATE           BALANCE  WA CLTV   PRINCIPAL  WA JR.      INCOME
  DATE OF ORIGINATION     LOANS   BALANCE($)        (%)      (%)   BALANCE ($)  RATIO (%)    ($)
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
  620 - 639                  1        22,408       0.01   79.00       22,408      20.27      3,054

  640 - 659
                            456    14,698,920       6.36   114.19      32,234      21.26      4,072
  660 - 679
                          1,600    63,670,420      27.57   118.20      39,794      24.67      3,907
  680 - 699
                          1,492    64,122,872      27.76   116.31      42,978      27.47      3,744
  700 - 719
                          1,087    48,062,426      20.81   117.62      44,216      28.28      3,618
  720 - 739
                            532    24,291,448      10.52   116.77      45,661      28.51      3,777
  740 - 759
                            236    10,506,385       4.55   116.46      44,519      27.53      3,736
  760 - 779
                             95     4,268,942       1.85   116.86      44,936      27.32      3,781
  780 - 799
                             26     1,252,234       0.54   113.82      48,163      30.99      4,883
  800 or Greater
                              2        69,751       0.03   109.00      34,876      21.06      2,591
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
        TOTAL:                                    100.00   117.02
                          5,527   230,965,807                          41,789      26.60      3,793
----------------------------------------------------------------------------------------------------




     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                                   LOAN RATES


--------------------------------------------------------------------------------------------------------------
                                                 PERCENTAGE
                                                 OF HOME
                                                 LOANS BY
                                                 CUT-OFF                                               W.A.
  RANGE                  NUMBER   CUT-OFF        DATE       WA                 AVERAGE               RESIDUAL
  OF                     OF HOME  DATE           BALANCE  CREDIT WA CLTV      PRINCIPAL   WA JR.      INCOME
  LOAN RATES(%)          LOANS   BALANCE($)        (%)    SCORE    (%)        BALANCE ($)  RATIO (%)    ($)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
  3.501 - 4.000                                            712    114.00         33,703                 3,001
                          1       33,703       0.01                                          12.94

  6.001 - 6.500           2       95,822       0.04        745     96.97         47,911      25.57      5,481

  6.501 - 7.000           4       83,257       0.04        732     88.50         20,814      12.97      5,216

  7.001 - 7.500           7      198,182       0.09        738     86.80         28,312      33.43      2,787

  7.501 - 8.000          11      316,603       0.14        718    101.87         28,782      25.35      3,120

  8.001 - 8.500          28    1,021,351       0.44        721    106.67         36,477      26.24      3,770

  8.501 - 9.000         136    6,388,301       2.77        722    114.55         46,973      27.66      4,400

  9.001 - 9.500         156    7,027,232       3.04        713    114.65         45,046      29.49      3,798

  9.501 - 10.000        338   16,199,437       7.01        713    117.39         47,927      27.76      4,294

  10.001 - 10.500       496   22,905,396       9.92        711    117.20         46,180      27.05      4,038

  10.501 - 11.000       841   38,187,735      16.53        707    116.55         45,408      27.99      4,031

  11.001 - 11.500       801   34,359,821      14.88        698    117.18         42,896      26.59      3,733

  11.501 - 12.000       822   33,910,274      14.68        686    117.84         41,253      26.40      3,709

  12.001 - 12.500       593   23,352,716      10.11        681    116.96         39,381      26.17      3,905

  12.501 - 13.000       538   20,566,116       8.90        673    117.73         38,227      25.19      3,494

  13.001 - 13.500       330   11,900,776       5.15        665    117.51         36,063      24.19      3,205

  13.501 - 14.000       347   11,705,518       5.07        665    117.75         33,733      24.11      3,113

  14.001 - 14.500        72    2,544,862       1.10        671    118.77         35,345      24.63      2,643

  14.501 - 15.000         4      168,706       0.07        670    115.46         42,176      30.78      2,451
--------------------------------------------------------------------------------------------------------------
      TOTAL:                                 100.00        694    117.02         41,789                 3,793
                      5,527  230,965,807                                                     26.60
--------------------------------------------------------------------------------------------------------------


     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                      ORIGINAL HOME LOAN PRINCIPAL BALANCE


      -------------------------------------------------------------------------------------------------------------
                                                       PERCENTAGE
                                                        OF HOME
                                                        LOANS BY
                                                         CUT-OFF                                               W.A.
        RANGE OF ORIGINAL      NUMBER   CUT-OFF        DATE       WA                 AVERAGE               RESIDUAL
        HOME LOAN              OF HOME  DATE           BALANCE  CREDIT WA CLTV      PRINCIPAL   WA JR.      INCOME
        PRINCIPAL BALANCE      LOANS   BALANCE($)        (%)    SCORE    (%)        BALANCE ($)  RATIO (%)    ($)
      -------------------------------------------------------------------------------------------------------------
      -------------------------------------------------------------------------------------------------------------
        1 - 25,000               581       12,653,189                                 21,778
                                                           5.48    691    113.63                   19.18     3,160
        25,001 - 50,000
                               3,780      144,819,171     62.70    688    117.20      38,312       24.86     3,649
        50,001 - 75,000
                               1,096       67,406,889     29.18    704    117.99      61,503       30.57     4,151
        75,001 - 100,000
                                  70        6,086,558      2.64    727    108.87      86,951       39.09     4,569
      -------------------------------------------------------------------------------------------------------------
            TOTAL:             5,527      230,965,807    100.00                       41,789
                                                                   694    117.02                   26.60     3,793
      -------------------------------------------------------------------------------------------------------------


                               COMBINED LTV RATIO


------------------------------------------------------------------------------------------------------
                                                 PERCENTAGE
                                                 OF HOME
                                                 LOANS BY
                                                 CUT-OFF                                        W.A.
  RANGE                  NUMBER   CUT-OFF        DATE       WA          AVERAGE               RESIDUAL
  OF COMBINED            OF HOME  DATE           BALANCE  CREDIT       PRINCIPAL   WA JR.      INCOME
  LTV RATIOS (%)         LOANS   BALANCE($)        (%)    SCORE        BALANCE ($)  RATIO (%)    ($)
------------------------------------------------------------------------------------------------------
   0.00  - 20.00                                              684        45,000
                              1        45,000       0.02                             18.00      5,349
  20.01 - 30.00
                              2        54,589       0.02      655        27,294      73.36      3,759
  30.01 - 40.00
                              3       109,901       0.05      671        36,634      66.84      3,439
  40.01 - 50.00
                              2        75,986       0.03      709        37,993      40.13      3,928
  50.01 - 60.00
                              1        24,540       0.01      688        24,540        N/A      3,135
  60.01 - 70.00
                              9       439,794       0.19      694        48,866      41.06      3,145
  70.01 - 75.00
                             31     1,095,540       0.47      698        35,340      38.57      3,116
  75.01 - 80.00
                             54     2,236,369       0.97      691        41,414      37.04      3,302
  80.01 - 85.00
                             24       908,815       0.39      702        37,867      37.53      3,228
  85.01 - 90.00
                             51     2,432,764       1.05      700        47,701      37.73      3,338
  90.01 - 95.00
                             50     2,020,006       0.87      694        40,400      38.64      3,264
  95.01 - 100.00
                            163     5,237,355       2.27      700        32,131      28.71      3,388
  100.01 - 105.00
                            205     7,879,673       3.41      689        38,437      22.89      4,117
  105.01 - 110.00
                            508    20,535,652       8.89      692        40,425      23.90      3,965
  110.01 - 115.00
                            775    31,829,331      13.78      693        41,070      24.66      3,923
  115.01 - 120.00
                          1,061    44,723,713      19.36      693        42,152      25.69      3,952
  120.01 - 125.00
                          2,586   111,280,598      48.18      694        43,032      27.11      3,699
  125.01 - 130.00
                              1        36,183       0.02      668        36,183      20.75      4,403
------------------------------------------------------------------------------------------------------
        TOTAL:                                    100.00      694        41,789
                          5,527   230,965,807                                        26.60      3,793
------------------------------------------------------------------------------------------------------


     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

----------------------------------------------------------------------------------------------

                                 JUNIOR RATIOS*


--------------------------------------------------------------------------------------------------
                                        PERCENTAGE
                                        OF HOME
                                        LOANS BY
                                        CUT-OFF                                           W.A.
  RANGE         NUMBER   CUT-OFF        DATE       WA                    AVERAGE       RESIDUAL
  OF            OF HOME  DATE           BALANCE  CREDIT     WA CLTV      PRINCIPAL       INCOME
  LOAN RATES(%) LOANS   BALANCE($)        (%)    SCORE        (%)        BALANCE ($)       ($)
-------------------------------------------------------------------------------------
    0.01 -   5.00                           0.01       664    100.00                        4,179
                  1       20,583                                           20,583
    5.01 - 10.00
                  42      883,799           0.38       695    107.48       21,043           4,720
  10.01 - 15.00
                  366     10,726,696        4.65       686    111.70       29,308           4,284
  15.01 - 20.00
                  1,294   47,135,172       20.42       689    117.50       36,426           4,010
  20.01 - 25.00
                  1,388   55,658,085       24.12       691    118.26       40,099           3,976
  25.01 - 30.00
                  1,098   49,001,037       21.23       693    118.28       44,628           3,700
  30.01 - 40.00
                  1,028   51,234,994       22.20       700    117.83       49,839           3,512
  40.01 - 50.00
                  234     12,139,985        5.26       704    113.02       51,880           3,337
  50.01 - 60.00
                  52      2,843,610         1.23       705    102.22       54,685           3,350
  60.01 - 70.00
                  11      635,655           0.28       700     94.34       57,787           4,143
  70.01 - 80.00
                  5       313,621           0.14       701     93.03       62,724           2,430
  80.01 - 90.00
                  2       131,804           0.06       714     90.31       65,902           3,236
  90.01 - 100.00
                  2       60,042            0.03       707     31.34       30,021           1,903
--------------------------------------------------------------------------------------------------
     TOTAL:                               100.00       694    117.05                        3,795
                  5,523   230,785,081                                      41,786
--------------------------------------------------------------------------------------------------
* Excludes home loans secured by first liens.


                            ORIGINAL TERM TO MATURITY


------------------------------------------------------------------------------------------------------
                                            PERCENTAGE
                                           OF HOME
                                           LOANS BY
                                           CUT-OFF                                               W.A.
  RANGE OF MONTHS  NUMBER   CUT-OFF        DATE       WA                 AVERAGE               RESIDUAL
 ORIGINAL TERM TO  OF HOME  DATE           BALANCE  CREDIT WA CLTV      PRINCIPAL   WA JR.      INCOME
 MATURITY          LOANS   BALANCE($)        (%)    SCORE    (%)        BALANCE ($)  RATIO (%)    ($)
------------------------------------------------------------------------------------------------
  1 - 96                                                               34,749
                     17         590,735      0.26     707  112.97                   22.62       4,675
  109 - 120
                    194       7,158,982      3.10     693  117.20      36,902       26.85       5,611
  145 - 156
                      1          30,660      0.01     729  113.00      30,660       25.05       2,120
  157 - 168
                      1          72,425      0.03     716  119.00      72,425       20.00       8,945
  169 - 180
                  3,650     152,424,950     65.99     695  116.32      41,760       26.81       3,882
  181 - 288
                    521      20,499,882      8.88     688  118.49      39,347       24.70       3,641
  289 - 300
                  1,143      50,188,174     21.73     691  118.53      43,909       26.75       3,310
------------------------------------------------------------------------------------------------------

    TOTAL:        5,527     230,965,807    100.00     694  117.02      41,789       26.60       3,793
------------------------------------------------------------------------------------------------------




     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                        REMAINING TERM TO STATED MATURITY


                                             PERCENTAGE
                                             OF HOME
                                             LOANS BY
  RANGE OF MONTHS                            CUT-OFF                                               W.A.
  REMAINING          NUMBER   CUT-OFF        DATE       WA                 AVERAGE               RESIDUAL
  TERM TO           OF HOME  DATE           BALANCE  CREDIT WA CLTV      PRINCIPAL   WA JR.      INCOME
  MATURITY           LOANS   BALANCE($)        (%)    SCORE    (%)        BALANCE ($)  RATIO (%)    ($)
------------------------------------------------------------------------------------------------------
  1 - 96                                         0.36                    34,619
                     24         830,857                  699   105.61                28.47      4,467
  97 - 108
                      1          38,070          0.02    743   122.00    38,070      25.84      3,528
  109 - 120
                    186       6,880,790          2.98    693   118.21    36,993      26.28      5,680
  121 - 144
                    156       7,471,238          3.23    694    83.78    47,893      42.38      3,197
  145 - 156
                      2          59,102          0.03    716   118.29    29,551      23.03      2,796
  157 - 168
                     12         526,808          0.23    706   118.33    43,901      25.54      4,461
  169 - 180
                  3,482     144,470,886         62.55    695   118.00    41,491      25.94      3,917
  181 - 288
                    529      20,825,350          9.02    688   118.54    39,367      24.80      3,631
  289 - 300
                  1,135      49,862,706         21.59    691   118.51    43,932      26.73      3,312
------------------------------------------------------------------------------------------------------
    TOTAL:                  230,965,807        100.00                    41,789
                  5,527                                  694   117.02                26.60      3,793
------------------------------------------------------------------------------------------------------


                               YEAR OF ORIGINATION


                                                       PERCENTAGE
                                                         OF HOME
                                                         LOANS BY
                                                          CUT-OFF                                           W.A.
                                NUMBER   CUT-OFF        DATE       WA                 AVERAGE             RESIDUAL
  YEAR OF                       OF HOME  DATE           BALANCE  CREDIT WA CLTV      PRINCIPAL   WA JR.    INCOME
  ORIGINATION                    LOANS   BALANCE($)        (%)    SCORE    (%)       BALANCE ($) RATIO (%)  ($)
           -----------------------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------------------------------
             1999                                          0.05                      40,473
                                 3        121,419                   684   119.63                31.93     3,008
             2000
                                97      5,020,820          2.17     697    84.99     51,761     43.70     3,299
             2001
                                69      2,805,389          1.21     688    83.30     40,658     39.63     3,078
             2002
                                13        488,342          0.21     701   120.87     37,565     28.14     3,608
             2003
                               274     11,678,106          5.06     687   117.91     42,621     26.53     3,868
             2004
                             5,071    210,851,732         91.29     694   118.17     41,580     25.96     3,811
           -----------------------------------------------------------------------------------------------------
           -----------------------------------------------------------------------------------------------------
               TOTAL:                 230,965,807        100.00                      41,789
                             5,527                                  694   117.02                26.60     3,793
           -----------------------------------------------------------------------------------------------------



     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                 GEOGRAPHIC DISTRIBUTION OF MORTGAGE PROPERTIES


------------------------------------------------------------------------------------------------
                                         PERCENTAGE
                                         OF HOME
                                         LOANS BY
                                         CUT-OFF                                           W.A.
  RANGE          NUMBER   CUT-OFF        DATE       WA              AVERAGE              RESIDUAL
  OF             OF HOME  DATE           BALANCE  CREDIT WA CLTV   PRINCIPAL   WA JR.     INCOME
  LOAN RATES(%)  LOANS   BALANCE($)        (%)    SCORE    (%)     BALANCE ($) RATIO (%)   ($)
-------------------------------------------------------------------------------------

 OHIO                423  16,912,257      7.32      694   119.15    39,982    25.77      3,674

  Pennsylvania       387  15,623,750      6.76      694   118.31    40,371     27.72      3,572

  Florida            328  13,961,638      6.04      694   116.34    42,566     26.77      3,739

  Indiana            332  12,478,632      5.40      695   117.91    37,586     25.97      4,391

  Colorado           247  11,319,817      4.90      693   116.66    45,829     21.87      3,781

  Virginia           244  10,856,265      4.70      696   115.98    44,493     26.49      3,855

  Arizona            208   9,074,027      3.93      693   118.89    43,625     26.12      3,665

  Missouri           235   9,070,021      3.93      687   117.69    38,596     26.25      3,777

  Washington         202   9,002,420      3.90      694   116.06    44,566     24.64      3,786

  North Carolina     212   8,689,383      3.76      695   119.29    40,988     24.84      3,923

  Michigan           204   8,568,222      3.71      691   118.95    42,001     27.62      3,419

  Kansas             211   8,179,226      3.54      694   118.57    38,764     26.91      3,886

  Alabama            168   6,900,187      2.99      694   115.94    41,073     28.44      3,592

  Utah               152   6,311,522      2.73      694   117.71    41,523     25.23      3,342

  Wisconsin          148   6,214,907      2.69      693   119.14    41,993     27.19      3,561

  Nebraska           150   5,872,145      2.54      692   120.11    39,148     27.64      3,635

  Kentucky           133   5,095,738      2.21      694   115.80    38,314     29.73      3,442

  Minnesota          118   5,054,499      2.19      691   117.90    42,835     23.39      3,746

  Iowa               114   4,869,194      2.11      692   113.64    42,712     30.51      3,702

  Maryland            99   4,844,011      2.10      698   116.77    48,929     26.22      4,140

  Georgia            107   4,791,217      2.07      693   115.81    44,778     27.20      4,414

  California          91   4,608,938      2.00      700   115.39    50,648     24.80      5,119

  Other            1,014  42,667,792     18.47      693   114.62    42,079     28.01      3,774
------------------------------------------------------------------------------------------------
     TOTAL:                             100.00      694             41,789
                   5,527 230,965,807                      117.02               26.60      3,793
------------------------------------------------------------------------------------------------
* The  reference  to  "Other" in the  preceding  table  includes  states and the
District of Columbia that contain  mortgage  properties  for less than 2% of the home loans.

     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                             MORTGAGED PROPERTY TYPE


-----------------------------------------------------------------------------------------------------------
                                                 PERCENTAGE
                                                 OF HOME
                                                 LOANS BY
                                                 CUT-OFF                                               W.A.
                         NUMBER   CUT-OFF        DATE       WA                 AVERAGE               RESIDUAL
                         OF HOME  DATE           BALANCE  CREDIT WA CLTV      PRINCIPAL   WA JR.      INCOME
 PROPERTY TYPE          LOANS   BALANCE($)        (%)    SCORE    (%)        BALANCE ($)  RATIO (%)    ($)
-----------------------------------------------------------------------------------------------------------
  Single Family                        208,122,579     90.11                                         3,778
  Residence                 4,985                                694   116.98    41,750    26.84
  PUD Detached
                              292       13,458,193      5.83     694   117.49    46,090    23.74     4,179
  Condominium
                              135        4,834,804      2.09     696   115.90    35,813    25.62     3,483
  PUD Attached
                               50        1,984,591      0.86     687   117.89    39,692    22.45     4,041
  Townhouse/Rowhouse
  Attached                     48        1,904,593      0.82     693   118.68    39,679    26.32     3,588
  Multifamily (2-4
  units)                       15          567,218      0.25     690   117.14    37,815    30.74     2,601
  Townhouse/Rowhouse
  Detached                      2           93,830      0.04     681   124.52    46,915    21.80     4,115
-----------------------------------------------------------------------------------------------------------
         TOTAL:                        230,965,807    100.00                                         3,793
                            5,527                                694   117.02    41,789    26.60
-----------------------------------------------------------------------------------------------------------


                                  LOAN PURPOSE


---------------------------------------------------------------------------------------------------------------
                                                 PERCENTAGE
                                                 OF HOME
                                                 LOANS BY
                                                 CUT-OFF                                               W.A.
                         NUMBER   CUT-OFF        DATE       WA                 AVERAGE               RESIDUAL
                         OF HOME  DATE           BALANCE  CREDIT WA CLTV      PRINCIPAL   WA JR.      INCOME
  LOAN PURPOSE           LOANS   BALANCE($)        (%)    SCORE    (%)        BALANCE ($)  RATIO (%)    ($)
---------------------------------------------------------------------------------------------------------------
  Debt Consolidation                                                 116.79       42,025                 3,797
                              4,308   181,044,501      78.39    693                         26.82

  Cash                          692    27,237,772      11.79    698  117.41       39,361    25.76        3,684

  Rate/Term Refinance           377    16,705,604       7.23    696  117.82       44,312    26.62        3,944

  Home Improvement              140     5,594,522       2.42    700  120.17       39,961    23.58        3,759

  Asset Acquisition               2        68,954       0.03    714  121.97       34,477    20.34        2,767

  Purchase Money                  2        67,527       0.03    759  109.94       33,764    16.61        5,244

  Convenience                     1        49,806       0.02    661  109.00       49,806    30.23        3,363

  Other                           5       197,122       0.09    709  115.48       39,424    32.58        3,429
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
          TOTAL:                                      100.00         117.02       41,789                 3,793
                              5,527   230,965,807               694                         26.60
---------------------------------------------------------------------------------------------------------------


     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                            PREPAYMENT PENALTY TERMS


-----------------------------------------------------------------------------------------------------
                                           PERCENTAGE
                                           OF HOME
                                           LOANS BY
                                           CUT-OFF                                               W.A.
  PREPAYMENT       NUMBER   CUT-OFF        DATE       WA                 AVERAGE               RESIDUAL
  PENALTY          OF HOME  DATE           BALANCE  CREDIT WA CLTV      PRINCIPAL   WA JR.      INCOME
  TERMS            LOANS   BALANCE($)        (%)    SCORE    (%)        BALANCE ($)  RATIO (%)    ($)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
  None              3,766                   67.61                    41,467                    3,875
                           156,164,480                694  116.52                 26.24
  12 Months
                       26    1,119,256       0.48     701  115.77    43,048       28.25        3,662
  24 Months
                        7      271,769       0.12     672  117.90    38,824       21.29        4,434
  36 Months
                    1,702   72,418,206      31.35     693  118.08    42,549       27.31        3,624
  60 Months
                       18      632,092       0.27     693  116.15    35,116       32.11        2,627
  Other*
                        8      360,003       0.16     684  121.89    45,000       28.75        4,169
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
    TOTAL:          5,527                  100.00                    41,789                    3,793
                           230,965,807                694  117.02                 26.60
-----------------------------------------------------------------------------------------------------
*Other includes all loans with prepayment  penalty terms not equal to 0, 12, 24,
36, or 60 months. No loans have prepayment penalty terms greater than 60 months.


                                  LIEN PRIORITY


-----------------------------------------------------------------------------------------------------
                                            PERCENTAGE
                                            OF HOME
                                            LOANS BY
                                            CUT-OFF                                               W.A.
                    NUMBER   CUT-OFF        DATE       WA                 AVERAGE               RESIDUAL
  LIEN              OF HOME  DATE           BALANCE  CREDIT WA CLTV      PRINCIPAL   WA JR.      INCOME
  PRIORITY          LOANS   BALANCE($)        (%)    SCORE    (%)        BALANCE ($)  RATIO (%)    ($)
------------------------------------------------------------------------------------------------
  First Lien                                                       45,181                      1,515
                        4    180,726       0.08    690    68.97                    N/A
  Second Lien
                    5,523 230,785,081     99.92    694   117.05    41,786        26.60         3,795
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
     TOTAL:                              100.00                    41,789        26.60         3,793
                    5,527 230,965,807              694   117.02
-----------------------------------------------------------------------------------------------------




     THE INFORMATION  CONTAINED  HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
     THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT

                     DEBT-TO-INCOME RATIOS AS OF THE DATE OF ORIGINATION


                                                 PERCENTAGE
                                                 OF HOME
                                                 LOANS BY
                                                 CUT-OFF                                               W.A.
  RANGE OF DEBT TO       NUMBER   CUT-OFF        DATE       WA                 AVERAGE               RESIDUAL
  INCOME RATIOS AS OF    OF HOME  DATE           BALANCE  CREDIT WA CLTV      PRINCIPAL   WA JR.      INCOME
  THE DATE OF ORIG (%)   LOANS   BALANCE($)        (%)    SCORE    (%)        BALANCE ($)  RATIO (%)    ($)
-------------------------------------------------------------------------------------------------------------
    0.01 - 5.00                                                                44,785
                               13       582,203       0.25    691   119.14                  25.49     29,567
    5.01 - 10.00
                                5       167,512       0.07    697   119.42     33,502       19.02      5,131
  10.01 - 15.00
                               14       568,914       0.25    683   108.74     40,637       25.24      6,052
  15.01 - 20.00
                               37     1,539,886       0.67    703   118.61     41,619       31.72      6,498
  20.01 - 25.00
                              156     5,813,478       2.52    698   115.77     37,266       28.58      5,590
  25.01 - 30.00
                              477    18,588,232       8.05    696   116.76     38,969       28.00      4,841
  30.01 - 35.00
                              898    35,390,408      15.32    695   117.10     39,410       27.19      4,277
  35.01 - 40.00
                            1,327    54,734,575      23.70    693   117.19     41,247       26.38      3,835
  40.01 - 45.00
                            1,637    67,300,765      29.14    691   117.11     41,112       25.60      3,290
  45.01 - 50.00
                              961    46,172,838      19.99    696   116.87     48,047       26.93      3,011
  50.01- 55.00
                                2       106,997       0.05    688   121.00     53,498       26.50      2,704
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
         TOTAL:                                     100.00                     41,789
                            5,527   230,965,807               694   117.02                  26.60      3,793
-------------------------------------------------------------------------------------------------------------


                  RESIDUAL INCOME AS OF THE DATE OF ORIGINATION


-------------------------------------------------------------------------------------------------
                                                 PERCENTAGE
                                                 OF HOME
                                                 LOANS BY
  RANGE OF RESIDUAL                              CUT-OFF
  INCOME AS OF THE       NUMBER   CUT-OFF        DATE       WA                 AVERAGE
  DATE OF                OF HOME  DATE           BALANCE  CREDIT WA CLTV      PRINCIPAL   WA JR.
  ORIGINATION ($)        LOANS   BALANCE($)        (%)    SCORE    (%)        BALANCE ($)  RATIO (%)
-------------------------------------------------------------------------------------------------
  Less than 1,500                                                             40,861
                               14      572,055       0.25   692     83.82                  44.99
  1,500 - 1,999
                              283    9,313,748       4.03   701    112.78     32,911       30.68
  2,000 - 2,999
                            1,491   58,137,450      25.17   696    117.06     38,992       28.15
  3,000 - 3,999
                            2,085   86,152,413      37.30   691    117.73     41,320       26.20
  4,000 - 4,999
                              920   41,164,678      17.82   692    117.49     44,744       25.67
  5,000 - 5,999
                              402   19,055,293       8.25   693    116.67     47,401       25.09
  6,000 or Greater
                              332   16,570,171       7.17   696    115.92     49,910       24.49
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
         TOTAL:                                    100.00                     41,789
                            5,527  230,965,807              694    117.02                  26.60
-------------------------------------------------------------------------------------------------




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offer or agreement or any information about any transaction, customer account or account activity contained in this communication.
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